SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2001


                               e-Synergies, inc.
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             (Exact name of registrant as specified in its charter)


California                            000-30071                91-2021595
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)



3 Corporate Plaza, Suite 250
Newport Beach, California                                        92660
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (949)219-0169
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          (Former name or former address, if changed since last report)


Item 3.  BANKRUPTCY OR RECEIVERSHIP.

On February 14, 2002, the Company's wholly owned subsidiary, e2 Communications, Inc., consented to an involuntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division. Pursuant to the Bankruptcy Code, e2 continues to operate its business and manage its assets as a debtor-in-possession.

On February 22, 2002, the Company's wholly owned subsidiary, eSynergies Xceed, Inc., filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Central District of California in Los Angeles. Pursuant to the Bankruptcy Code, Xceed continues to operate its business and manage its assets as a debtor-in-possesion.


ITEM 5. OTHER EVENTS

None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

None


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2002


e-Synergies, inc.


By:  Thomas C. Ronk
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     Thomas C. Ronk, President